This document contains _____ pages               Page _____ of _____ pages
and is the numbered original required
by rule 0-3(b).



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-KA


                       Amendment to Application or Report
                 Filed Pursuant to Section 12, 13 or 15 (d) of
                      The Securities Exchange Act of 1934


                         Nobel Education Dynamics, Inc.
               (Exact Name of Registrant as Specified in Charter)


                                Amendment No. 2


     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K (date of earliest event reported June 2, 1995) dated July 27, 1995, as set forth in the pages attached hereto:


Item 8    Financial Statements and Exhibits
------    ---------------------------------


          A.   Pro Forma Financial Information


               1. Pro Forma Combined Balance Sheet of Registrant, Carefree Learning Centers, Inc., and Keystone Real Estate Development Company, Inc. as of December 31, 1994 (Unaudited).


               2. Pro Forma Combined Statement of Operations of Registrant, Carefree Learning Centers, Inc., and Keystone Real Estate Development Company, Inc. for the year ended December 31, 1994 (Unaudited).


               3.   Notes to the Pro Forma Combined Financial Statements.


          B.   Financial Statements


               1. Balance Sheet and Income Statement for Keystone Real Estate Development Company, Inc. for the 12 months ended December 31, 1994, 1993 and 1992.

                         NOBEL EDUCATION DYNAMICS, INC.
                                AND SUBSIDIARIES
                    PRO FORMA COMBINED FINANCIAL STATEMENTS



The following unaudited pro forma combined financial statements include the accounts of Nobel Education Dynamics, Inc. and subsidiaries (the Company), Carefree Learning Centers, Inc., and Keystone Real Estate Company, Inc. The acquisition of Carefree Learning Centers, Inc. was completed in March 1995. The acquisition of Keystone Real Estate Development Company, Inc. (the related real estate company) was completed in June 1995. Such pro forma combined financial statements assume that the acquisition was accounted for as purchase at the beginning of the respective period for the combined statements of operations and combined balance sheet.


The pro forma combined financial statements are unaudited, but in the opinion of management, all adjustments necessary to present fairly such pro forma combined financial statements have been made.


These pro forma combined financial statements should be read in connection with the related notes thereto and in connection with the historical financial statements of the Company, Carefree Learning Centers, Inc., and Keystone Real Estate Development Company, Inc., either incorporated herein by reference or included. The pro forma combined statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred as of the beginning of the respective periods, nor do they purport to indicate the results of future operations of the Company.

NOBEL EDUCATION DYNAMICS, INC., CAREFREE LEARNING CENTERS, INC., AND KEYSTONE
 REAL ESTATE DEVELOPMENT COMPANY, INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEETS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994  (UNAUDITED)

ASSETS
                                                                                        CAREFREE       KEYSTONE
                                            REGISTRANT     CAREFREE       KEYSTONE      PRO FORMA      PRO FORMA      PRO FORMA
                                            HISTORICAL    HISTORICAL     HISTORICAL    ADJUSTMENTS    ADJUSTMENTS    CONSOLIDATED
                                            ----------    ----------    -----------    -----------    -----------    ------------
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                     853,886            0                        40,000 C                       893,886
ACCOUNTS RECEIVABLE,                          614,640      129,497                                                       744,137
NOTES RECEIVABLE                               45,114       11,645                                      (11,645) I        45,114
PREPAID INSURANCE                             169,404       57,761                                                       227,165
PREPAID EXPENSES                              636,616            0            8,052                                      636,616
                                           ----------      -------        ---------    ---------        -------       ----------
TOTAL CURRENT ASSETS                        2,319,660      198,903            8,052       40,000        (11,645)       2,554,970
                                           ----------      -------        ---------    ---------        -------       ----------
PROPERTY, PLANT AND EQUIPMENT AT COST      13,398,969      210,381        4,680,710                                   18,290,060

LESS ALLOW. FOR DEPRECIATION               (4,216,505)           0                                                    (4,216,505)
                                           ----------      -------        ---------    ---------        -------       ----------
NET PROPERTY, PLANT AND EQUIPMENT           9,182,464      210,381        4,680,710                                   14,073,555

PROPERTY AND EQUIPMENT HELD FOR SALE        1,266,648            0                             1                       1,266,648
COST IN EXCESS OF NET ASSETS ACQUIRED       8,887,995            0                     2,058,723 B       28,536  J    10,975,254
DEPOSITS AND OTHER ASSETS                   1,066,926       37,316          111,622                                    1,215,864
DEFERRED TAX ASSET                            510,300            0                                                       510,300
                                           ----------      -------        ---------    ---------        -------       ----------
TOTAL ASSETS                               23,233,993      446,600        4,800,384    2,098,723         16,891       30,596,591
                                           ==========      =======        =========    =========        =======       ==========

NOBEL EDUCATION DYNAMICS, INC., CAREFREE LEARNING CENTERS, INC., AND KEYSTONE
 REAL ESTATE DEVELOPMENT COMPANY, INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEETS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994  (UNAUDITED)


LIABILITIES AND SHAREHOLDERS EQUITY

                                                                                           CAREFREE       KEYSTONE

                                               REGISTRANT     CAREFREE       KEYSTONE      PRO FORMA      PRO FORMA      PRO FORMA

                                               HISTORICAL    HISTORICAL     HISTORICAL    ADJUSTMENTS    ADJUSTMENTS    CONSOLIDATED

                                               ----------    ----------    -----------    -----------    -----------    ------------

CURRENT LIABILITIES:
CASH OVERDRAFT                                                  38,281         20,469                                       58,850
REVOLVING LINE OF CREDIT
  (UNUSED PORTION 400,000)                             0             0              0                                            0
CURENT PORTION OF LONG TERM OBLIGATIONS        1,767,756             0              0                                    1,767,756
CURRENT PORTION OF CAPITAL LEASES                 57,194             0              0                                       57,194
DUE TO PA BLUE SHIELD                                  0        63,355         21,707                      (11,645) J       73,417
ACCOUNTS PAYABLE AND OTHER CURRENT
  LIABILITIES                                  4,594,768       252,962         40,051        3,115  C      (13,201) J    4,877,695
DEFERRED TUITION INCOME                                0       180,399              0                                      180,399
RESERVE FOR RESTRUCTURING                         96,900             0              0                                       96,900
                                              ----------    ----------      ---------    ---------      ----------     -----------
TOTAL CURRENT LIABILITIES                      6,516,618       535,097         82,227        3,115         (24,846)      7,112,211
                                              ----------    ----------      ---------    ---------      ----------     -----------
LONG TERM OBLIGATIONS                          7,846,151     1,507,111      3,259,894      500,000  A    1,500,000  K   14,613,156
DEFERRED RENT, NET OF CURRENT PORTION                  0       145,605              0     (145,605) C                            0
CAPITAL LEASE OBLIGATIONS                        371,543             0              0                                      371,543
DEFERRED GAIN ON SALE LEASEBACK                   63,303             0              0                                       63,303
MINORITY INTEREST IN CONSOLIDATED
  SUBSIDIARY                                     138,073             0              0                                      138,073
                                              ----------    ----------      ---------    ---------      ----------     -----------

TOTAL LIABILITIES                             14,935,688     2,187,813      3,342,121      357,510       1,475,154      22,298,286


COMMITMENTS AND CONTINGENCIES (SEE NOTES 3, 7, 9 AND 10 ON FORM 10-K)


SHAREHOLDERS' EQUITY:
PREFERRED STOCK - $.001 PAR VALUE - 10,000,000
 SHARES AUTHORIZED - 4,984,000 OUTSTANDING         4,984       100,000        100,000     (100,000) B     (100,000) J        4,984
COMMON STOCK - $.001 PAR VALUE - 50,000,000
   SHARES AUTHORIZED - 15,445,063 OUTSTANDING     15,445             0              0                                       15,445
ADDITIONAL PAID IN CAPITAL                    19,644,922       650,000      1,300,000     (650,000) B   (1,300,000) J   19,644,922
ACCUMULATED DEFICIT                          (11,367,046)   (2,491,213)        58,263    2,491,213  B      (58,263) J  (11,367,046)
                                              ----------    ----------      ---------    ---------      ----------     -----------
                                               8,298,305    (1,741,213)     1,458,263    1,741,213      (1,458,263)      8,298,305
                                              ----------    ----------      ---------    ---------      ----------     -----------
TOTAL LIABILITIES AND EQUITY                  23,233,993       446,600      4,800,384    2,098,723          16,891      30,596,591
                                              ==========    ==========      =========    =========      ==========     ===========

               SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

NOBEL EDUCATION DYNAMICS, INC., CAREFREE LEARNING CENTERS, INC., AND KEYSTONE
 REAL ESTATE DEVELOPMENT COMPANY, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1994
(UNAUDITED)

                                                                                           CAREFREE       KEYSTONE
                                               REGISTRANT     CAREFREE       KEYSTONE      PRO FORMA      PRO FORMA      PRO FORMA
                                               HISTORICAL    HISTORICAL     HISTORICAL    ADJUSTMENTS    ADJUSTMENTS     COMBINED
                                               ----------    ----------    -----------    -----------    -----------    ----------
REVENUES                                       34,371,501     4,446,210      614,809                      (614,809)  L  38,817,711

OPERATING EXPENSES                             28,160,537     3,832,743      333,258       (563,341) D    (171,049)  M  31,592,148
                                               ----------     ---------      -------      ---------       --------      ----------
CENTER OPERATING PROFIT                         6,210,964       613,467      281,551        563,341       (443,760)      7,225,563
                                               ----------     ---------      -------      ---------       --------      ----------
GENERAL & ADMINISTRATIVE EXPENSES               2,896,076       746,377       16,328       (621,377) E     (16,328)  N   3,021,076

OPERATING INCOME                                3,314,888      (132,910)     265,223      1,184,718       (427,432)      4,204,487
                                               ----------     ---------      -------      ---------       --------      ----------
INTEREST EXPENSE                                1,222,971        (3,566)     292,019        170,569  F     131,881   O   1,813,874

OTHER INCOME (LOSS)                               106,960        (8,500)           0          8,500  G           0         106,960

MINORITY INTEREST IN INCOME OF SUBSIDIARY          83,491             0            0              0              0          83,491
                                               ----------     ---------      -------      ---------       --------      ----------
INCOME (LOSS) BEFORE TAXES                      1,901,466      (120,844)     (26,796)     1,005,649       (559,313)      2,200,162

INCOME TAX (BENEFIT) EXPENSE                     (438,300)      (21,450)       5,386         21,450  H      (5,386)  P     438,300
                                               ----------     ---------      -------      ---------       --------      ----------
NET INCOME                                      2,339,766       (99,394)     (32,182)       984,199       (553,927)      2,638,462

PREFERRED STOCK DIVIDENDS                         198,555             0            0              0              0         198,555


NET INCOME AVAILABLE TO
 COMMON SHAREHOLDERS                            2,141,211       (99,394)     (32,182)       984,199       (553,927)      2,439,907
                                               ==========     =========      =======      =========       ========      ==========
PRIMARY EARNINGS PER SHARE                          $0.13                                                                    $0.15
                                                    =====                                                                    =====
FULLY DILUTED EARNINGS PER SHARE                    $0.12                                                                    $0.12
                                                    =====                                                                    =====

             SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                         NOBEL EDUCATION DYNAMICS, INC.


                Notes to Pro Forma Combined Financial Statements



1.  Basis of Presentation


    The pro forma combined financial statements include the accounts and results of the Company, Carefree Learning Centers, Inc., and Keystone Real Estate Development Company, Inc. as if the acquisition had been consummated as of the beginning of the 12 months ended December 31, 1994.


    The Company acquired certain assets and liabilities of Carefree Learning Centers, Inc. from Pennsylvania Blue Shield on March 10, 1995 for $500,000 in cash and a subordinated promissory note of the Company in the principal amount of approximately $1,585,000 and the assumption of certain other liabilities of Carefree in the amount of $360,000


    The Company subsequently acquired certain assets and liabilities of Keystone Real Estate Development Company, Inc. for cash of $1.5 million, a subordinated promissory note of $630,000, and the refinancing of the existing mortgages totaling $3,567,300 as of June 2, 1995.


    The pro forma combined statement of operations for the 12 months ended December 31, 1994 include 12 months of operations for Nobel Education Dynamics, Inc., Carefree Learning Centers, Inc., and Keystone Real Estate Development Company, Inc. The pro forma combined balance sheet includes the Company's balance sheet as of December 31, 1994 as well as Carefree Learning Centers, Inc.'s balance sheet as of December 31, 1994.


2.  Pro Forma Adjustments


    Combined Balance Sheet - Carefree Learning Centers, Inc.
    --------------------------------------------------------


    A. Adjusted to reflect the $500,000 increase in the principal amount of the Revolving Credit Loan II resulting from the $500,000 cash payment to Pennsylvania Blue Shield.


    B. Record estimated allocation of excess of purchase price over the carrying amount of certain net assets acquired to goodwill.


    C. To record adjustments per the closing settlement agreement which includes (1) $40,000 relating to cash received for accrued vacation;
         (2) $200,000 was accrued for transaction costs; and (3) the Company did not assume certain liabilities including accrued payroll and related taxes totaling $148,000, accrued pension totaling $15,000, other accrued expenses totaling $2,400 and deferred rents totaling $176,990.

                                             Accounts Payable and
                                               Accrued Expenses
                                                  Adjustment
                                             --------------------
         Accrued transaction costs                $ 200,000
         Eliminate accrued payroll and
          related taxes                            (148,000)
         Eliminate accrued pension                  (15,000)
         Eliminate accrued audit                     (2,400)
         Eliminate current portion of
          of deferred rent                          (31,485)
                                                  ----------
                                                  $   3,115
                                                  ==========

    Combined Statements of Operations - Carefree Learning Centers, Inc.
    -------------------------------------------------------------------


    D. To eliminate rent totaling $614,809 due to the acquisition of Keystone Real Estate Development Company, Inc., which owned the real estate of Carefree Learning Centers, Inc., offset by amortization of goodwill totaling $51,468 or a net savings of $563,341.


    E. The following represents adjustments to general and administrative expenses of the acquired companies that have been or will have been implemented by management. These adjustment assume that management's actions were carried out at the beginning of the periods presented and only give effect to those items that are factually supportable.



                                                        12 Months Ended
                                                       December 31, 1994
                                                       -----------------
         Eliminate corporate expenses per Carefree
          in total; the Company closed the office          (746,377)

         Additional regional manager and related
          costs, car, postage, etc.                          95,000

         Additional accounting clerk and benefits            30,000
                                                           --------
                                                           (621,377)
                                                           ========

         In conjunction with the Carefree acquisition, Bluegrass Real Estate Company, a subsidiary of the Company, subsequently acquired the Keystone Real Estate Company.


    F. To record interest expense related to cash of $500,000 and subordinated promissory note



         (1)    $500,000 X 10%   =    $ 50,000
         (2)    $1,507,111 X 8%  =     120,569
                                      --------
                Total interest   =    $170,569
                                      ========

         Note:  Prime was assumed to be 8.5%


    G. To eliminate other income totaling $8,500 for the 12 months ended December 31, 1994.


    H. To eliminate income tax benefit totaling $21,450 for the 12 months ended December 31, 1994.


    Balance Sheet - Keystone Real Estate Development Company, Inc.
    --------------------------------------------------------------


    I. To eliminate the intercompany receivable from Carefree Learning Centers, Inc.


    J. To record acquisition of assets and liabilities for $1.5 million in cash, subordinated note totaling approximately $630,000, and the refinancing of mortgages on the properties totaling $2.6 million at December 31, 1994.


    K. To record an increase in debt related to $1.5 million in cash for the acquisition price.


    Statement of Operations - Keystone Real Estate Development Company, Inc.
    ------------------------------------------------------------------------


    L.   To eliminate intercompany revenues of rental income.


    M. To eliminate Keystone's expenses of salaries/wages and charges from Pennsylvania Blue Shield.:

         Salaries/Wages              $144,594
         Professional fees             12,600
         Occupancy                      7,815
         Pennsylvania Blue Shield       6,040
                                     --------

                                     $171,049
                                     ========


    N. To eliminate general and administrative expenses. Additions for Keystone are included in Carefree's pro formas.

    O.   To adjust interest expenses:


         $1,500,000 x 10% =                           $150,000
         $612,180 x 8% =                                48,974
         $2,647,178 at 8.5% (amortized payments) =     224,926

                                                       423,000
                              (already recorded)      (292,019)
                                                      --------


                              Interest expense        $131,181
                                                      ========


    P.   To eliminate income taxes due to losses.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Nobel Education Dynamics, Inc.
                                   (Registrant)



Date:  May 9, 1995                 By:  A.J. Clegg
                                        ---------------------------------------
                                        Chairman, President and CEO



Date:  May 9, 1995                 By:  Yvonne DeAngelo
                                        -----------------------------
                                        Controller and Secretary